SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                              NEUROGEN CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                                           22-2845714
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
              (Address of principal executive offices and zip code)

      NEUROGEN CORPORATION 2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PROGRAM
                                (200,000 shares)

                            (Full title of the plan)
                              ---------------------

                              Harry H. Penner, Jr.
                      President and Chief Executive Officer
                              Neurogen Corporation
                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
                                 (203) 488-8201

                      (Name, address and telephone number,
                   including area code, of agent for service)
                             ----------------------

                                   Copies to:

                           Donald B. Brant, Jr., Esq.
                       Milbank, Tweed, Hadley & McCloy LLP

                             1 Chase Manhattan Plaza
                            New York, New York 10005

                         CALCULATION OF REGISTRATION FEE


===========================================================================================================================

Title of securities      Amount to be              Proposed maximum           Proposed maximum            Amount of
to be registered         registered                offering price per share*  aggregate offering price*   registration fee

---------------------------------------------------------------------------------------------------------------------------
Common Stock,
par value $.025

per share                200,000                    $ 34.875                    $ 6,975,000                  $ 1,841.40

===========================================================================================================================

        *Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) based upon the average of the high and low sale price of the Common Stock on September 18, 2000 as reported on the Nasdaq
National Market.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by Neurogen  Corporation (the "Company") with
the  Securities  and  Exchange   Commission   (the   "Commission")   are  hereby
incorporated by reference into this Registration Statement:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999; and

     (b) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000; and

     (c)  the Company's Current Report on Form 8-K dated June 29, 2000.

     The description of the Company's Common Stock, which is contained in a registration statement filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description, is hereby incorporated by reference into this Registration Statement.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company is a Delaware corporation. Article NINTH of the Certificate of Incorporation of the Company provides that the Company shall, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law"), indemnify its directors and officers. Section 145 generally permits the Company to indemnify directors and officers:

     (a) against expenses, including attorney fees, judgments, fines and amounts paid in settlements reasonably incurred by a director or officer in connection with a claim brought by a third party; and

     (b) against expenses, including attorney fees (but, not judgments, etc.), reasonably incurred by a director or officer in a claim brought by the Company, including stockholder derivative suits, unless such director or officer is found by a court to be liable to the Company and such court does not determine that the director or officer is fairly and reasonably entitled to indemnity.

The indemnification noted above may be provided only if the disinterested directors not a party to any such action, independent legal counsel or the Company's stockholders determine that the directors and/or officers seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company.

     The Company's Certificate of Incorporation, pursuant to Section 102(b)(7) of the Delaware Law, contains provisions eliminating, in certain circumstances, the personal liability of a director to the Company or its stockholders for money damages for breach of fiduciary duty as a director. While this provision provides relatively broad protection, it also allows significant exceptions to such protection. Pursuant to this provision and the Delaware Law, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of the law, for actions leading to improper personal benefits to the director, for claims for nonmonetary or equitable relief, to any person or entity other than the corporation or its stockholders, for defense costs, for claims against a director in his capacity as an officer of the corporation and for willful or negligent violations of the Delaware Law provisions dealing with payment of dividends or approval of stock repurchases or redemptions. Also, the provision does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. As permitted under the Delaware Law, this provision limits the personal liability of directors only, not officers.

     At present, there is no pending litigation or proceeding involving a director or officer of the Company as to which indemnification is being sought nor is the Company aware of any threatened litigation that may result in claims for indemnification by any officer, director or employee of the Company.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT NO.                         DESCRIPTION

     4.1 Neurogen Corporation 2000 Non-Employee Directors Stock Option Program (incorporated by reference to Exhibit 10.31 to the Company's Form 10-Q for the quarter ended June 30, 2000).

     4.2 Form of Stock Option Agreement currently used in connection with the grant of options under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program (incorporated by reference to Exhibit
          10.32 of the Company's Form 10-Q for the quarter ended June 30, 2000).

     5.1  Opinion of Milbank, Tweed, Hadley & McCloy LLP.

     23.1 Consent of PricewaterhouseCoopers LLP, Independent Auditors.

     23.2 Consent of Ernst & Young LLP, Independent Auditors.

     23.3 Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibit 5.1).

     24.1 Powers of Attorney of Frank C. Carlucci, John F. Tallman, Robert H. Roth, Jeffrey J. Collinson, John Simon, Robert N. Butler, Suzanne Woolsey, Barry M. Bloom, Mark Novitch, Julian C. Baker and Felix J. Baker.

Item 9. Undertakings.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "1933 Act");

               (ii) To reflect  in the  prospectus  any facts or events  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; PROVIDED, HOWEVER, that the foregoing paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the
                    "1934 Act") that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)  To  remove  from   registration  by  means  of  a  post-effective
               amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the 1934 Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the 1934 Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Branford, State of Connecticut, on this 21st day of September 2000.

                                            NEUROGEN CORPORATION

                                           By: /S/ HARRY H. PENNER, JR.
                                           -------------------------------------
                                           Harry H. Penner, Jr.
                                           President and Chief Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


       SIGNATURE                                     TITLE                                        DATE
       ---------                                     -----                                        ----

             *                         Chairman of the Board and Director                    September 21, 2000
---------------------------
Frank C. Carlucci

 /S/ HARRY H. PENNER, JR.              President, Chief Executive Officer, Vice Chairman     September 21, 2000
---------------------------

             *                         Executive Vice President, Secretary and Director      September 21, 2000
---------------------------
John F. Tallman

 /S/ Stephen R. Davis                  Senior Vice President and Chief Business Officer      September 21, 2000
---------------------------
Stephen R. Davis

            *                          Director                                              September 21, 2000
---------------------------
Robert H. Roth

            *                          Director                                              September 21, 2000
---------------------------
Jeffrey J. Collinson

             *                         Director                                              September 21, 2000
---------------------------
John Simon

             *                         Director                                              September 21, 2000
---------------------------
Robert N. Butler

            *                          Director                                              September 21, 2000
---------------------------
Suzanne Woolsey, Ph.D

             *                         Director                                              September 21, 2000
---------------------------
Barry M. Bloom, Ph.D

             *                         Director                                              September 21, 2000
---------------------------
Mark Novitch, M.D.

             *                         Director                                              September 21, 2000
---------------------------
Julian C. Baker

             *                         Director                                              September 21, 2000
---------------------------
Felix J. Baker, Ph.D

*By:  /S/ HARRY H. PENNER
      -------------------------------------
      Harry H. Penner, Jr., Attorney-in-Fact


                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION

     4.1 Neurogen Corporation 2000 Non-Employee Directors Stock Option Program (incorporated by reference to Exhibit 10.31 to the Company's Form 10-Q for the quarter ended June 30, 2000).

     4.2 Form of Stock Option Agreement currently used in connection with the grant of options under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program (incorporated by reference to Exhibit
          10.32 of the Company's Form 10-Q for the quarter ended June 30, 2000).

     5.1  Opinion of Milbank, Tweed, Hadley & McCloy LLP.

     23.1 Consent of PricewaterhouseCoopers LLP, Independent Auditors.

     23.2 Consent of Ernst & Young LLP, Independent Auditors.

     23.3 Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibit 5.1).

     24.1 Powers of Attorney of Frank C. Carlucci, John F. Tallman, Robert H. Roth, Jeffrey J. Collinson, John Simon, Robert N. Butler, Suzanne Woolsey, Barry M. Bloom, Mark Novitch, Julian C. Baker and Felix J. Baker.

                                                           Exhibits 5.1 and 23.3



                                                September 21, 2000


Neurogen Corporation
35 Northeast Industrial Road
Branford, CT  06405

Dear Sirs:

     We refer to the Registration Statement on Form S-8 (the "Registration Statement") which Neurogen Corporation, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, 200,000 shares of Common Stock of the Company, par value $.025 per share (the "Shares") pursuant to the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program (the "Program"). In connection with the foregoing registration, we have acted as counsel for the Company, and as such counsel, we are familiar with the corporate proceedings taken by the Company in connection with the authorization and sale of the Shares and with the provisions of the Program, in accordance with which the sales of the Shares are to be made, in the form incorporated by reference as an exhibit to the Registration Statement.

     We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and other documents as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. As to various questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon certifications by officers of the Company and other appropriate persons and statements contained in the Registration Statement.

     Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that the Shares have been duly authorized and, when certificates representing the Shares shall have been executed in facsimile by proper officers of the Company, authenticated by the transfer agent and registrar for the Shares, delivered to persons entitled thereto pursuant to the Program in accordance with the terms thereof and paid for at the prices specified in the Stock Option Agreement, the Shares will have been legally and validly issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement.

                                Very truly yours,

                                /s/ Milbank, Tweed, Hadley & McCloy LLP
                               ----------------------------------------

                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2000 relating to the financial statements, which appears in Neurogen Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.


PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
September 19, 2000

                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the registration of 200,000 shares of common stock for the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program of our report dated February 13, 1998, with respect to the financial statements of Neurogen Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
September 19, 2000

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Frank C. Carlucci
                                             ---------------------
                                               Frank C. Carlucci

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.

                                             /s/John F. Tallman
                                             ---------------------
                                               John F. Tallman

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.



                                             /s/Suzanne H. Woolsey
                                             ---------------------
                                               Suzanne H. Woolsey

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Robert H. Roth
                                             ---------------------
                                               Robert H. Roth

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Jeffrey J. Collinson
                                             ---------------------
                                               Jeffrey J. Collinson

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/John Simon
                                             ---------------------
                                               John Simon

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Mark Novitch
                                             ---------------------
                                               Mark Novitch

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Robert N. Butler
                                             ---------------------
                                               Robert N. Butler

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Barry M. Bloom
                                             ---------------------
                                               Barry M. Bloom

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Julian C. Baker
                                             ---------------------
                                               Julian C. Baker

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to 200,000 shares registered under the Neurogen Corporation 2000 Non-Employee Directors Stock Option Program, and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of September 1, 2000.


                                             /s/Felix J. Baker
                                             ---------------------
                                               Felix J. Baker